Exhibit 99.1

                                                   For more information contact:

                                                   Louis Silverman
                                                   President and CEO
                                                   Quality Systems, Inc.
                                                   (949) 255-2600
FOR IMMEDIATE RELEASE                              www.qsii.com

                                                   Sean Collins
                                                   Partner
                                                   CCG Investor Relations
                                                   (310) 231-8600
                                                   www.ccgir.com

                  QUALITY SYSTEMS REPORTS THIRD QUARTER RESULTS

IRVINE, Calif.--(BUSINESS WIRE)--February 9, 2006--Quality Systems, Inc. (NASDAQ: QSII - news) today announced the results of operations for its fiscal 2006 third quarter ended December 31, 2005. The Company posted net revenues of $26.8 million in the third quarter, an increase of 21% from the $22.1 million generated during the same quarter last year. The Company reported net income of $4.8 million an increase of 14% over net income of $4.2 million earned in the comparable quarter of the prior year. Fully diluted earnings per share was $0.35 in the quarter, an increase of 9% over the fully diluted $0.32 per share earnings recorded in the same quarter last year.

Revenue and profit results for the quarter exclude a $4 million sale of NextGen licenses that was closed and paid for in full during the quarter, for which recognition of revenue was deferred.

For the quarter, the Company's NextGen Healthcare Information Systems division posted revenue of $22.9 million, up 25% over the same quarter prior year and operating income of $7.9 million, up 17% over the same quarter of the prior year.

Quality Systems, Inc. will hold a conference call to discuss third quarter financial results February 9, 2006 at 4:30 p.m. EST (1:30 p.m. PST). To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Thursday, February 9 at 6:30 p.m. EST, through Wednesday, February 15 at midnight EST. To access the replay dial
(800) 642-1687 and enter conference ID number 5149713.

A transcript of the conference call will be made available on the QSII Web site (www.qsii.com).

About Quality Systems

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, patient records, and connectivity applications for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies;
availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of the fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

                          [financial highlights follow]

                                      # # #

                              QUALITY SYSTEMS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                         THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                  ------------------------------      ------------------------------
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                       2005             2004              2005              2004
                                                                  ------------      ------------      ------------      ------------
Revenues:
 Software, hardware and supplies ...........................      $     10,835      $      9,781      $     37,469      $     27,891
 Implementation and training services ......................             2,615             1,889             8,136             6,455
                                                                  ------------      ------------      ------------      ------------
System sales ...............................................            13,450            11,670            45,605            34,346
                                                                  ------------      ------------      ------------      ------------

 Maintenance and other services ............................             9,992             7,681            28,531            21,477
 Electronic data interchange services ......................             3,310             2,737             9,586             7,612
                                                                  ------------      ------------      ------------      ------------
Maintenance, EDI and other services ........................            13,302            10,418            38,117            29,089
                                                                  ------------      ------------      ------------      ------------

   Total revenue ...........................................            26,752            22,088            83,722            63,435
                                                                  ------------      ------------      ------------      ------------

Cost of revenue:
 Software, hardware and supplies ...........................             1,659             1,384             6,023             5,428
 Implementation and training services ......................             1,975             1,575             5,741             4,546
                                                                  ------------      ------------      ------------      ------------
Total cost of system sales .................................             3,634             2,959            11,764             9,974
                                                                  ------------      ------------      ------------      ------------

 Maintenance and other services ............................             3,553             2,823            10,598             8,727
 Electronic data interchange services ......................             2,216             1,733             6,403             4,853
                                                                  ------------      ------------      ------------      ------------
Total cost of maintenance, EDI and other
services ...................................................             5,769             4,556            17,001            13,580
                                                                  ------------      ------------      ------------      ------------
   Total cost of revenue ...................................             9,403             7,515            28,765            23,554
                                                                  ------------      ------------      ------------      ------------

   Gross profit ............................................            17,349            14,573            54,957            39,881
                                                                  ------------      ------------      ------------      ------------

Operating expenses:
   Selling, general and administrative .....................             8,016             6,420            24,968            16,786
   Research and development costs ..........................             2,208             1,707             5,926             5,137
                                                                  ------------      ------------      ------------      ------------
     Total operating expenses ..............................            10,224             8,127            30,894            21,923
                                                                  ------------      ------------      ------------      ------------

   Income from operations ..................................             7,125             6,446            24,063            17,958

Interest income ............................................               594               263             1,395               553
                                                                  ------------      ------------      ------------      ------------

Income before provision for income taxes ...................             7,719             6,709            25,458            18,511
Provision for income taxes .................................             2,904             2,488             9,774             7,193
                                                                  ------------      ------------      ------------      ------------

   Net income ..............................................      $      4,815      $      4,221      $     15,684      $     11,318
                                                                  ============      ============      ============      ============

Net income per share:
  Basic ....................................................      $       0.36      $       0.33      $       1.19      $       0.88
                                                                  ============      ============      ============      ============
  Diluted ..................................................      $       0.35      $       0.32      $       1.15      $       0.86
                                                                  ============      ============      ============      ============

Weighted average shares outstanding:
Basic ......................................................            13,245            12,952            13,169            12,800
                                                                  ============      ============      ============      ============
Diluted ....................................................            13,686            13,282            13,624            13,134
                                                                  ============      ============      ============      ============

                              QUALITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          DECEMBER 31,         MARCH 31,
                                                                                              2005               2005
                                                                                          ------------       ------------
ASSETS                                                                                     (UNAUDITED)
Current assets:
      Cash and cash equivalents ....................................................      $     75,228       $     51,157
      Accounts receivable, net .....................................................            37,861             33,362
      Inventories, net .............................................................               670                960
      Prepaid income tax ...........................................................             2,579                 15
      Net current deferred tax assets ..............................................             1,796              1,796
      Other current assets .........................................................             1,976              1,677
                                                                                          ------------       ------------
                Total current assets ...............................................           120,110             88,967

Equipment and improvements, net ....................................................             3,270              2,697
Capitalized software costs, net ....................................................             4,880              4,334
Goodwill ...........................................................................             1,840              1,840
Other ..............................................................................             1,830              1,604
                                                                                          ------------       ------------
                Total assets .......................................................      $    131,930       $     99,442
                                                                                          ============       ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable .............................................................      $      3,371       $      2,284
      Deferred revenue .............................................................            33,036             24,115
      Accrued compensation and related benefits ....................................             4,299              3,436
      Other current liabilities ....................................................             3,389              4,021
                                                                                          ------------       ------------
                Total current liabilities ..........................................            44,095             33,856

Deferred revenue, net of current ...................................................             1,080              1,362
Net deferred tax liabilities .......................................................               291                291
Deferred compensation ..............................................................             1,529              1,202
                                                                                          ------------       ------------
                Total liabilities ..................................................            46,995             36,711
                                                                                          ------------       ------------

Commitments and contingencies ......................................................                --                 --

Shareholders' equity:
      Common stock, $0.01 par value; authorized 50,000 shares; issued and outstanding 13,296 and 13,111 shares at December 31, 2005 and
          March 31, 2005, respectively .............................................               133                131
      Additional paid-in capital ...................................................            50,710             44,499
      Retained earnings ............................................................            34,883             19,213
      Deferred compensation ........................................................              (791)            (1,112)
                                                                                          ------------       ------------
                Total shareholders' equity .........................................            84,935             62,731
                                                                                          ------------       ------------
                Total liabilities and shareholders' equity .........................      $    131,930       $     99,442
                                                                                          ============       ============
